                           Baker, Fentress & Company

                            [ARTWORK APPEARS HERE]



                    INVESTING WITH A LONG-TERM PERSPECTIVE





                                                              1998 Annual Report

BAKER FENTRESS AT A GLANCE


Baker, Fentress & Company (BKF), founded in 1891, is a domestic equity closed-end fund that invests for total return with an emphasis on capital appreciation. The Company's principal investments include:

 . Publicly traded companies with a focus on long-term appreciation and capital preservation

 . John A. Levin & Co., Inc. (Levco), a wholly-owned subsidiary

 . A majority interest in Consolidated-Tomoka Land Co.

Levco manages the portfolio of publicly traded securities. The balance of the portfolio is internally managed by the Company's officers under the supervision of its board of directors.

The Company has a policy of distributing annually to shareholders amounts equal to at least 8% of the Company's average net assets.

1998 Performance and Distributions

                          Total Return
                          ------------
Portfolio Performance.......  10.9%
Shareholder Return..........   3.5
S&P 500 Index...............  28.6
=========================================
                     Ordinary  Capital
                      Income    Gain
                     --------  -------
May 5..............    $0.25    $1.75
December 23........     0.27     1.50
                       -----    -----
                       $0.52    $3.25
                       =====    =====

Total Distributions             $3.77
                                =====

                            [ARTWORK APPEARS HERE]

About the cover

Baker, Fentress & Company's long history in Chicago is represented in the background photo of Chicago's financial district around the time when the Company was established in 1891. The two color photos represent present-day Chicago and New York, where the Company's primary operations are located.


Top Ten Holdings

Our top ten holdings as a percent of net assets at December 31, 1998 were:


Levin Management (with its subsidiaries, including Levco),
Investment advisor...........................................  15.2%
Consolidated-Tomoka, Florida real estate and citrus..........   9.2
Citadel Communications, Radio broadcasting...................   7.5
Tribune, Publishing and broadcasting.........................   3.4
Texas Instruments, Electronic components and semiconductors..   2.5
KeySpan Energy, Electric and gas utility.....................   2.3
MediaOne Group, Communication services.......................   2.2
International Business Machines, Computer technology.........   2.0
Hewlett-Packard, Computer technology.........................   1.8
Sempra Energy, Electric and gas utility......................   1.8
                                                               ----
Total........................................................  47.9%
                                                               ====

                          To Our Fellow Shareholders:

[PHOTO APPEARS HERE]
James P. Gorter
Chairman of the board

[PHOTO APPEARS HERE]
John A. Levin
President and Chief Executive Officer

In last year's report we focused on our plans to bring the publicly traded investment portfolio generally in line with our large cap value philosophy and to move out of private placements. These changes are now essentially complete. Going forward, three basic factors should drive our share price: the investment performance of the public portfolio, the development of the investment management business conducted through John A. Levin & Co., Inc. (Levco), and the value of our investment in Consolidated-Tomoka Land Co. (CTO) land and citrus operations.

   The Company's total net assets at the end of 1998 were $771.3 million, with 83% in publicly traded securities, including CTO (9% of total assets), and 15% in Levco, a wholly-owned subsidiary.

   The 1998 total return on net asset value was 10.9%. The market value total return experienced by a BKF shareholder who reinvested all dividends was 3.5%. Performance results for 1998 were hampered by the fact that our large cap value style was not in favor, and as discussed below, both Levco and CTO suffered declines in value. In addition, the difference between net asset value and market value returns was caused by widening of the discount from 16.2% at the end of 1997 to 22.5% as of December 31, 1998. Average annual total return for the most recent three- and five-year periods was 15.3% and 14.9% based on net asset value, and 14.4% and 13% based on market price.

[CHART APPEARS HERE]

BKF Net Asset Value and Market Value Returns
Annual Total Returns through December 31, 1998

Total Fund                     1 Year          3 Year           5 Year
Net Asset Value                10.87%          15.32%           14.85%
Market Value                    3.45%          14.35%           13.00%



                                Baker, Fentress & Company Annual Report 1998   1

Portfolio Highlights
Performance for 1998 of each sector of the Company's portfolio was:

    . Public portfolio   14.2%
    . Levco              (5.9%)
    . CTO               (20.5%)
    . Other investments  74.6%

Public Portfolio: For the year, the returns on the public portfolio reflected the performance of large cap value stocks in general. In line with our objectives, the portfolio outperformed the market during the sharp third quarter decline, but overall performance lagged the 28.6% annual return posted by the S&P 500 Index.

Levco: Even though revenues and assets under management grew in 1998, Levco's investments in personnel and infrastructure reduced operating profits from 1997 levels and will impact 1999 earnings as well. In addition, the shock suffered by the financial services sector in the third quarter led to a general decline in the valuation of investment management firms. As a result, in November the board of directors of the Company elected to lower its valuation of Levco.

Consolidated-Tomoka Land Co: CTO had a negative effect on BKF's total return in 1998 as its stock price declined from $18 1/8 per share at the end of 1997 to $14 1/8 at the end of 1998. Late in the year, CTO announced that an agreement had been signed to sell its citrus operation, Lake Placid Groves. Various conditions must be met for the transaction to close. We believe the sale of the citrus operations should benefit CTO by strengthening its balance sheet and allowing it to focus on land development.

Other Investments: Over the past two years, many of our private investments have gone public or were liquidated. By the end of 1998, the non-publicly traded securities were only 2% of total net assets. We intend to complete the liquidation of this small position by the end of 1999.

Distributions

Distributions paid in 1998 totaled $138.3 million, or $3.77 per share. This represents 17.7% of average net assets and 20.9% of average market value for the 12 months ended October 31, 1998. These higher than normal distributions include a combination of net investment income and realized capital gain, and result from the final phase of our restructuring program. We anticipate distributions are likely to return to the traditional 8% level in 1999. The board of directors will determine the actual amount of future distributions based on the Company's net investment income and net realized capital gain.

Special Shareholders' Meeting

At a special shareholders' meeting held on December 30, the three proposals relating to a new equity-based incentive compensation plan were approved by BKF shareholders. We believe this should aid in the development of our investment management business by helping us to attract and retain top quality professional talent, and by aligning their interests with those of our shareholders.

1999 Annual Meeting

The 1999 annual meeting will be held at 10:30 a.m. on April 22, 1999 at the Chicago Hilton and Towers in Chicago, Illinois. This will be a routine meeting to elect directors and ratify the selection of our independent auditors for 1999.


            /s/ James P. Gorter                       /s/ John A. Levin
               James P. Gorter                            John A. Levin
            Chairman of the Board                     President and
                                                      Chief Executive Officer

2  Baker, Fentress & Company Annual Report 1998

Review of Portfolio Sectors


[photo appears here]

James Koeneman
Executive Vice President
and Chief Financial Officer
Baker, Fentress & Company


[photo appears here]

(Left to right): Julie
Heironimus, Treasurer;
Kathryn Gallagher,
Shareholder Relations
Specialist
Baker, Fentress & Company


The following sections discuss in more detail the three major portfolio sectors of the Company the public portfolio, Levco, and CTO. There is also a brief comment on our remaining private portfolio investments that are in the final phases of liquidation.

PUBLIC PORTFOLIO

1998 marked the completion of our transition to a large cap, value-oriented investment strategy. Our diversified portfolio of publicly traded securities reflects an investment process that seeks to produce total return through capital appreciation and asset protection. In a year marked by tremendous market swings, our portfolio held a significant number of securities with more defensive characteristics, such as convertible bonds, preferred stocks, and utility stocks. Cash levels were also higher in the latter part of the year as the result of the completion of the restructuring and the challenge of investing during a steep market rise. Purchases of put options on the S&P 500 Index provided protection during the summer decline and generated gains of approximately $2 million for the year.

   The story of the market in 1998 was in many ways a mixed one. On the one hand, the S&P 500 Index recorded a gain of 28.6%, its fourth consecutive year of gains in excess of 20% and its eighth consecutive year of growth. On the other hand, these gains were achieved chiefly as a result of the performance of a limited number of the largest cap stocks. Performance gains were not distributed broadly, as seven of the 11 industry sectors underperformed the index by significant margins. On a fundamental level, it is expected that 1998 operating earnings will show the smallest increase in seven years, while the average price/earnings ratio for the index expanded much more significantly. Thus, from a valuation perspective, the rise

                             [chart appears here]

                                 S&P 500 Index
                               Returns by Sector
                                     1998

S&P 500 Index = 29.0%

ENERGY                 -20.2%
BASIC MATERIALS         -9.2%
CAPITAL GOODS           -5.6%
TRANSPORTATION          -1.6%
UTILITIES               11.7%
CONSUMER CYCLICALS      12.8%
FINANCIALS              13.1%
CONSUMER STAPLES        28.0%
HEALTHCARE              34.3%
TECHNOLOGY              43.4%
COMMUNICATION SERV      49.8%

                                Baker, Fentress & Company Annual Report 1998   3

Portfolio Changes Exceeding $2.5 Million


Quarter Ended December 31, 1998

Purchases                                            Cost
-------------------------------------------------------------
The Williams Companies, Inc....................   $ 9,956,756
MediaOne Group, Inc............................     9,810,444
The News Corporation Limited...................     7,336,725
Nabisco Holdings Corp..........................     5,872,271
Conoco Inc.....................................     4,793,570
Monsanto Company...............................     3,947,485
Owens-Illinois, Inc............................     3,879,083
Sealed Air Corporation, $2.00 Series A.........     3,584,764
Tribune Company................................     3,229,224
Loral Space & Communications Ltd...............     3,074,008
Northern Trust Corporation.....................     2,706,371
S&P 500 Index Put Option Nov 98/1100...........     2,705,458
S&P 500 Index Put Option Feb 99/1125...........     2,557,400
                                                  -----------
                                                  $63,453,559
                                                  ===========

Sales                                              Proceeds
-------------------------------------------------------------
Duke Energy Corporation........................   $13,652,116
Philip Morris Companies Inc....................     8,336,022
Unocal Corporation.............................     7,637,542
Keyspan Energy Corporation.....................     6,713,756
Texas Utilities Company........................     6,574,067
Genentech, Inc.................................     6,428,464
Aon Corporation................................     6,108,589
First Data Corporation.........................     5,313,766
PepsiCo, Inc...................................     4,451,168
United Technologies Corporation................     4,313,914
International Business Machines Corporation....     4,154,352
Getchell Gold Corporation......................     4,039,763
TIG Holdings, Inc..............................     3,845,169
Consolidated Edison Company of New York, Inc...     3,463,976
Unitrin, Inc...................................     3,047,707
Sealed Air Corporation.........................     2,639,034
                                                  -----------
                                                  $90,719,405
                                                  ===========

Review of Portfolio Sectors (continued)

of the index was accompanied by an increase in its risk level.

   The split nature of the market is illustrated by the large gap between the performance of "growth" and "value" stocks. While the "growth" stocks in the S&P 500 returned 42.1% for the year, the "value" stocks generated a 14.7% return. Simply put, investment style played a crucial role in determining performance relative to the S&P 500 Index.

   In the course of our research efforts to uncover value situations in the large cap area, we often find somewhat smaller companies which we think offer significant value and appreciation potential. So that these ideas may be used for the benefit of the Company and, potentially other Levco clients, Levco is developing a new product which will focus on companies with an average capitalization in the range of $1.5 billion. Within the BKF public portfolio, we are allocating up to $20 million to a sub-portfolio of these companies, and approximately $5 million was invested in this sub-portfolio as of January 1999.

[CHART APPEARS HERE]

1998 S&P 500 Performance
Large Cap Value versus Large Cap Growth

[PLOT POINTS TO COME]

4  Baker, Fentress & Company Annual report 1998

[PHOTO APPEARS HERE]

Jessica Bibliowicz
President and Chief Operating Officer

LEVCO

In 1998, Levco assets under management grew to $8.3 billion, compared to $7.4 billion at the end of 1997. For the twelve months ended December 31, 1998, Levco's revenue increased to approximately $41.7 million, a 6.5% increase over 1997. Unaudited operating income (before interest and taxes) was $14.1 million compared to $16.2 million in the previous year. Levco continues to invest in both people and infrastructure necessary to position itself for future growth. As a result of these increased expenses, Levco's operating profits will continue to be adversely affected in 1999. In view of this, the BKF board of directors lowered the carrying value of Levco to $117.5 million in November 1998.

   On the investment side, Levco's focus continued to be on its large cap value product. Levco's investment team was bolstered during the course of the year by the addition of Todd Silva, a senior portfolio manager, and Xenia Colon, a securities analyst. Scott Smith, who continues to manage the liquidation of the Company's private placement portfolio, has also become a member of the Levco team and will focus on smaller cap value stocks.

   The year saw several major developments in the client servicing and marketing area. In June, Jim Kelly joined Levco as Director of Marketing. His group focuses on serving and attracting institutional clients such as corporations, pension plans, university endowments, and non-profit foundations. Levco has launched an effort to enhance its institutional client relationships and raise its profile in the consultant community. It is also beginning to target public employee and labor union pension plans, which tend to maintain more conservative portfolios and should, we believe, be attracted to a value-oriented investment style.

[PHOTO APPEARS HERE]

Institutional Marketingand Client Servicing Group
Standing (left to right): Ed Theobald, Steve Symonds, and Jim Kelly. Seated (left to right): Charles Miller and Bonnie DelValle.

   Levco's retail marketing efforts, headed by Joanne Furlong, produced a number of positive developments. Assets managed in the Merrill Lynch Consults program, which Levco

[PHOTO APPEARS HERE]

                 Finance, Operations, and Administration Group

[PHOTO APPEARS HERE]

first entered in July 1996, grew to approximately $757 million. Over $320 million in new net assets was raised in 1998 alone. At the end of the year, Levco gained admission to the Salomon Smith Barney Fiduciary Services Program, and should begin managing assets raised through this outlet in the first quarter of 1999. In June of 1998, Levco also began managing the MainStay Research Value Fund, a newly-formed vehicle that is part of the $18 billion MainStay family of funds that are distributed through all major brokerage firms.

   An area of Levco's business that saw significant growth in 1998 was risk arbitrage, which saw its assets increase to $245.8 million at December 31, 1998 from $148.3 million at the prior year end. This growth is attributable to both the performance of this product and an intensified marketing effort.

CONSOLIDATED-TOMOKA LAND CO.

Consolidated-Tomoka Land Co. (CTO) is a Florida-based company listed on the American Stock Exchange. BKF owns 79.2% of CTO's shares. CTO owns 3,300 acres of orange groves in Highlands County in Central Florida and 16,000 acres of land in Volusia County, in and around Daytona Beach. The latter acreage is being developed by CTO or is being sold to other developers. In 1998, CTO's unaudited earnings were $1,275,000 or $0.20 per share. Dividends per share were $0.70, resulting in a payment of $3,500,000 to Baker Fentress.

   CTO announced on December 28, 1998, an agreement to sell its citrus operations, Lake Placid Groves. The inspection period allowed under terms of the agreement, as modified, ends on February 23, 1999. The buyer is required to make a $1 million nonrefundable deposit on February 25, 1999, with a closing date set for March 16, 1999. The citrus sale, if consummated, would allow CTO to focus entirely on the development of its land holdings in the Daytona Beach area from a position of financial strength.

   A number of milestones were reached during the year at the Ladies Professional Golf Association (LPGA) project, CTO's major real estate activity. A new residential area was opened in the first quarter offering a new housing product, which was well received by the market. The project's second championship golf course, designed by Arthur Hills, opened for play in October and has received very good reviews from club members and public customers. Efforts to attract a destination resort hotel continue and construction of a permanent clubhouse is scheduled to be completed during 1999.

   CTO's present management team has been in place since 1990, and during the past eight years significant changes have taken place in its business. Management's principal strategic thrust has been to exit those businesses which did not appear to offer long-term profit potential and to concentrate on citrus

[PHOTO APPEARS HERE]

Retail Marketing Group Standing (left to right): Joyce Chang, Carlanne Cataldo, Michael Ackerman, Lisa Stigliano, Ana Pinkerton. Seated (left to right): Andrew Nam, Sandra Hannon, Joanne Furlong (not pictured).

6 Baker, Fentress & Company Annual Report 1998 and land development, areas where the company has critical mass. Since 1990, CTO has successfully sold its homebuilding, resort, and income property businesses. Most of the assets involved were producing a positive cash flow which allowed for orderly disposition. The proceeds from these sales dramatically reduced outstanding debt, creating an improved financial condition for CTO.

     An additional 1,350 acres of citrus groves were planted in the 1980s and early 1990s and are now approaching maturity. Certain citrus acreage that was better suited for residential development was sold in the mid-90s, and in 1997, 11,000 acres on the western border of the Daytona Beach property were sold to The St. John's River Water Management District.

     CTO management continues to work closely with all appropriate governmental bodies to ensure that its lands are available for the highest use development. Two examples of this are the 4,000 acre Ladies Professional Golf Association development and the new I-95 Interchange, which was completed in 1996 and provides enhanced access to CTO's properties. CTO's management is committed to the continuing profitable development and liquidation of its remaining land.

     BKF and CTO both believe that CTO's operations and its financial condition have been significantly improved over the past eight years. Although dividends have grown 250% since 1990, CTO's share price has actually declined, resulting in a negative total return for shareholders. This pattern continued in 1998 with CTO's share price falling from $18 1/8 on January 1 to $14 1/8 at year-end.



[PHOTO APPEARS HERE]



PRIVATE PORTFOLIO

As indicated above, full-year total return for the private portfolio in 1998 was 74.6%, primarily due to the performance of our investment in Citadel Communications Corporation. Substantial progress was made in liquidating the private placement portfolio's assets. Three former private placement securities that are now publicly traded had a total market value of $68.3 million as of December 31, 1998. These were Citadel Communications Corporation (NASDAQ:CITC), Paracelsus Healthcare Corporation (NYSE:PLS), and Security Capital U.S. Realty (NASDAQ:SCUS). Non-publicly traded securities, which totaled $70.3 million at the end of 1997, were reduced to $10.5 million as of December 31, 1998.




[PHOTO APPEARS HERE]




     In the spring, BKF sold all of its Echlin, Inc. (NYSE:ECH) shares following a February tender offer for ECH by SPX Corporation and prior to ECH's eventual merger with Dana Corporation in May. In December, BKF disposed of its investment in TBN Holdings, Inc. That investment had previously been written down to nominal value based on TBN's poor operating performance and negative outlook.


                           [PIE CHARTS APPEAR HERE]

                                 Portfolio Mix
                      June 30, 1996 vs December 31, 1998

Non-public holdings, including Levco, have been reduced to 17.3% of total net assets as of the end of 1998, down from 26.0% at June 30, 1996. Conversely, publicly traded securities, including majority-owned CTO, have increased to 82.7% from 74.0% over this same period.

Other      9.0%
Public    61.2%
CTO       12.8%
Levco     17.0%

Other      2.1%
Public    73.5%
CTO        9.2%
Levco     15.2%


                                 Baker, Fentress & Company Annual Report 1998  7

Levco  The Portfolio Managers Speak

Jeff Kinger,
Chief Investment Officer:

Our business is based on fundamental research -- on examining companies from the bottom up.


[PHOTO APPEARS HERE]


Jeff Kigner
Chief Investment Officer

The firm's investment methodology depends on having a deep and talented group of investment professionals, and as our business has grown, so has our investment team. Generally, two or more analysts are involved with each company held by Levco, and the entire team gathers for weekly research meetings where we discuss our investment selections and overall portfolio structure.

   The following are some of the highlights of a recent discussion among some members of our portfolio management team.

Jack Murphy,
Senior Portfolio Manager:

One of the most important things that investors need to look at in analyzing companies is the quality of their earnings.

In today's financial reporting environment, it's not enough just to look at earnings per share. It is necessary to focus on cash generated by the company and that cash must be applied to activities that enhance shareholder value. To find the fundamental value in a company, we examine the numbers, question management as to how the earnings were generated, and determine whether the company will put any free cash to good use in the form of acquisitions that can increase the value or aid the growth of a franchise, through internal investments that can help the business grow, or by engaging in buybacks or otherwise distributing the cash back to shareholders.

Standing (left to right): Jack Murphy, Cindy Rizzo, Jeff Kigner, Ping Chen, Xenia Colon, Bart Ice. Seated (left to right): Joe Austin, Dan Theriault, Scott Smith.
                             [PHOTO APPEARS HERE]

Dan Theriault,
Senior Portfolio Manager:

We are value investors, so we care about fundamentals and we care about valuations. Value investing is about focusing on the downside risks as much as the upside potential.

In the financial services area, the prospects for a slowing economy in 1999 have led us to focus on banks that generate a high percentage of fee-based business, which we believe should help offset a potential deterioration in loan quality. In the insurance business, we think that an economic environment featuring disinflationary trends could make Bermuda-based insurers more attractive investments, as such trends could benefit them on the asset and liability sides of their balance sheets. Lower interest rates should increase the market value of the large pools of fixed-income securities supporting their reserve liabilities. Since investment gains are not taxable in Bermuda, the insurers should be able, in such an environment, to generate economic returns far superior to their US counterparts, thereby creating shareholder value. On the liability side, the trend to lower claim inflation should result in claim reserve liability redundancy, which would also result in an economic benefit to shareholders.

Todd Silva,
Senior Portfolio Manager:

The strength of the public equity markets and the persistence of low interest rates has been conducive to corporate restructuring, and we see restructuring as an important means of unlocking shareholder value.

Managements, motivated in part by their equity compensation plans to enhance shareholder value, are focusing on their core businesses and divesting non-core divisions through spin-offs or initial public offerings. These offerings can simultaneously help to realize the value of the division and strengthen the core. Similarly, strong equity markets and low interest rates facilitate the financing of merger and acquisition activity, which can allow strategic buyers to acquire undervalued assets.

   In this business climate where the trend is towards industry consolidation, we are also continuing to look for value in those companies with strong and sustainable franchises that should prove their worth over time. To identify these companies, we need to speak not only to management, but also to competitors, suppliers, and other industry participants. The point of the process is to turn this information into a complex, and hopefully distinctive, understanding of the business and the company.

Joe Austin,
Senior Portfolio Manager:

Our goal is to achieve a strong risk-adjusted return.

This means that we look at our performance in relation to volatility, and that we use diversification and price disciplines, among other techniques, in an effort to reduce volatility. In the market we have had for the past two years, where a limited number of stocks, primarily growth stocks, have propelled the S&P 500 index to record heights, value-oriented approaches have not produced the highest returns. But styles do go in and out of favor, and we are committed to maintaining style consistency. Over time, we believe that adherence to our philosophy can allow us to outperform, particularly on a risk-adjusted basis.

     That being said, our discipline does not shut us out of growth areas, such as

[PHOTO APPEARS HERE]

Todd Silva,
Senior Portfolio Manager
                                Baker, Fentress & Company Annual Report 1998   9

Levco--The Portfolio Managers Speak

technology and communications. For example, while certain technology and internet companies have risen strongly and are now trading at high multiples that fall outside the range for our preferred investments, we are still paying close attention to developments in the area and will try to take advantage of opportunities by investing in lower-multiple companies that provide enabling technology or services, such as transmission lines, and should benefit from the rapid changes and growth in the industry. What we'll also try to do in this area, where standards and systems are still evolving, is make investments in competing technologies--we'll "pair" positions--so as to diversify portfolio risk. We will participate, but in a way that focuses on risk control from both the stock selection and portfolio construction perspectives.

Patricia Lea,
Senior Security Analyst:

In the pharmaceuticals industry, potential new products play a major role in moving stock prices.

[PHOTO APPEARS HERE (Patricia Lea)]

If the products work, they can become major contributors to the bottom line. Finding value in this area is about understanding these products--their effectiveness, their potential market--better and earlier than other analysts. It is about seeing earnings potential that others may be missing, so that in your model, the stock is trading at a lower multiple than it is in the consensus model. To arrive at conclusions that differ from the consensus, you need to use sources that analysts generally may not be researching. In addition to speaking to companies and industry experts, you need to speak to the doctors, clinicians and clinical research organizations because they can give you significant insight into a drug's effectiveness and the potential demand for the drug.

   We have been seeing increasing activity in the joint venture area, where companies have been launching new marketing strategies. Properly understanding the potential and economics of these sometimes complex arrangements can give you another opportunity to differ from street consensus and find values that others may not perceive.

Bart Ice,
Senior Portfolio Manager:

While our large cap value style does not allow us to hold many securities acquired in initial public offerings, participating in the public offering markets helps our investment process in a number of ways.

First, it creates opportunities to enhance our relationships with, and access to, company management teams. Second, researching new companies can get us an early look at new technologies, products, or services that may become the source of important competition to larger corporations. Finally, we participate in secondary offerings and convertible security offerings in large cap companies, especially when we have an existing investment position.

Scott Smith,
Portfolio Manager:

In the smaller cap end of the equity market, where the firm is developing a new product, we will be researching companies that may present a somewhat different look.

   Relative to companies found in Levco's core large cap portfolios, these firms' business franchises may be in niche markets, their share prices may demonstrate greater volatility, and their shares may be somewhat less liquid.




10  Baker, Fentress & Company Annual Report 1998

However, the small cap research process will follow disciplines presently in place to identify companies with solid operating fundamentals and strong management whose shares can be acquired at prices which combine significant appreciation potential with acceptable risk levels. Smaller stocks have underperformed their large cap brethren for an extended period, and the solid outlook for many smaller companies suggests their shares can be purchased at attractive valuations. In this effort we will invest with a long-term horizon to insure ample time is provided for values to be realized.

Frank Rango,
Senior Portfolio Manager:
Our risk arbitrage product is built on the same foundation as our large cap value product.

At the base is fundamental research. We closely examine companies and their industries and are selective in the transactions in which we invest. We look for "value" in a transaction, meaning we look to see whether the transaction makes good business sense. At the same time, we are focused on preserving capital and controlling volatility we seek to limit our correlation to the equity markets and we try to achieve this objective through our portfolio structuring and trading strategies.

Henry Levin,
Senior Portfolio Manager:
The significant amount of mergers and acquisition activity we have seen in the past year points to the overall trend towards consolidation that we are seeing in a large number of industries.

   To the extent that these transactions are supported by sound strategic rationales and are structured and executed in an efficient manner, they should help realize shareholder value and provide good opportunities for risk arbitrage investing. In this environment, the challenge is to understand the companies, the industries and the transactions well enough to determine if any value is really being captured.

[PHOTO APPEARS HERE]

Risk Arbitrage Group
Standing (left to right): Warren Emprey,
Frank Rango, Rich Lubman.
Seated (left to right): Aracely Kuszel, and Henry Levin.

[PHOTO APPEARS HERE]




Baker, Fentress & Company Annual Report 1998   11

Baker, Fentress & Company   Illustration of $10,000 Investment

Total Return on $10,000 Investment
For 20 Years Ended December 31, 1998

This chart illustrates the annual and cumulative 20-year record of a $10,000 investment made at the beginning of 1978. The results of two measures of past performance are as follows:

                                                     Average Annual
                                  Ending Value    Compound Total Return
                                  ------------    ---------------------
     Shareholder Return             $252,007               17.0%
     Portfolio Performance           155,428               14.7

     Shareholder Return is the actual return a Baker, Fentress & Company shareholder would have achieved assuming purchase of the shares at the closing market price on the last day of the previous year and reinvestment of all distributions at the actual reinvestment price on the payment date. Ten- and twenty-year returns assume all primary shares were purchased during the Company's 1993 rights offering at the actual exercise price. For the years when the Company retained a portion of net realized capital gain and paid taxes due on behalf of shareholders, the tax credits were treated as reinvested at the closing market price of the Company's stock on the last day of that year.

  Portfolio Performance is the time-weighted total return of the Company's total net assets.

                             [GRAPH APPEARS HERE]

[ ] Shareholder Return
[ ] Portfolio Performance
[ ] Value of Rights Offering Shares

Rights Exercised
Shareholder Return
Cost of rights offering shares $20,541
Rights Not Exercised
Portfolio Performance
S&P 500

$300,000
 250,000
 200,000
 150,000
 100,000
  50,000
$ 10,000

1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988
 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998

BAKER, FENTRESS 20-YEAR SUMMARY CHART

           SHAREHOLDER         SHAREHOLDER
           RETURN W/O          RETURN WITH          PORTFOLIO
         RIGHTS OFFERING     RIGHTS OFFERING       PERFORMANCE      S&P 500
1978           10,000.00            10,000.00        10,000.00     10,000.00
1979           14,479.13            14,479.13        13,922.31     11,850.93
1980           19,256.64            19,256.64        17,133.30     15,716.16
1981           20,133.28            20,133.28        17,070.77     14,942.42
1982           27,074.75            27,074.75        21,488.16     18,182.00
1983           36,146.59            36,146.59        25,815.76     22,258.54
1984           39,220.89            39,220.89        26,855.97     23,654.97
1985           54,682.11            54,682.11        36,346.97     31,159.92
1986           61,378.79            61,378.79        40,952.31     36,975.88
1987           57,808.30            57,808.30        43,320.31     38,917.39
1988           74,545.99            74,545.99        49,731.13     45,380.94
1989           93,905.63            93,905.63        59,623.67     59,760.43
1990           71,533.32            71,533.32        49,439.45     57,905.32
1991           95,879.10            95,879.10        62,632.13     75,546.69
1992          102,120.44           102,120.44        67,002.38     81,308.74
1993          114,289.20           137,147.00        77,768.23     89,496.04
1994          105,700.50           126,840.60        74,387.12     90,678.11
1995          140,798.00           168,957.60       101,340.52    124,752.86
1996          182,590.58           195,108.67       121,741.32    153,396.49
1997          203,484.82           244,181.78       140,798.00    204,574.64
1998          210,005.12           252,007.35       155,428.40    263,039.16

Past Performance
  Average Annual Compound Total Return

   Years Ended       Shareholder        Portfolio         S&P 500
December 31, 1998       Return         Performance      Stock Index
-----------------------------------------------------------------------
   1 year                3.5%             10.9%            28.6%
   3 years              14.4              15.3             28.2
   5 years              13.0              14.9             24.1
  10 years              12.0              12.1             19.2
  20 years              17.0              14.7             17.8

12     Baker, Fentress & Company Annual Report 1998

[Photo Appears Here]

This provides a measure of performance comparable to the total return of general market indices, such as the S&P 500.

     This total return calculation assumes monthly compounding of total net assets, with purchases and sales of portfolio securities assumed to occur at mid-month. Dividend income is treated as earned on the ex-date and interest income is accrued monthly. Calculations reflect adjustments for capital gain distributions, treasury stock purchases, and taxes paid by the Company in years when a portion of net realized capital gain was retained, but before deduction of expenses.

     The illustrated results are two measures of past performance. They are not necessarily indicative of future results.

[Photo Appears Here]


How Distributions Influence Total Return

Each distribution you receive from BKF reduces the per share market price by the exact amount of the distribution on the ex-dividend date. Therefore comparing the per share price on December 31, 1995 and December 31, 1998 does not give you a true picture of the Company's total return to shareholders.

     This chart shows that over the past three years -- on a pure price appreciation basis -- the share price has declined by about 9%. The actual total return experienced by shareholders however, is about 50%. This is due to the distributions made to shareholders. Shareholders that reinvested their distributions would have seen the value of the BKF shares increase by about 50% over the past three years. During this period, distributions were significantly higher than they had been in prior years as a result of the portfolio restructuring, which eliminated a large portion of the unrealized gains in the public portfolio.

     Over the past 10 years the total annual per share distributions have averaged $0.54 from ordinary income sources and $1.85 from long-term capital gains. More than 77% of the total distributions came from long-term capital gain sources, which are typically taxed at a lower rate than ordinary income.


BKF Price Appreciation Versus Total Return

Annual Total Returns thru December 31, 1998

[Line Graph Appears Here]

[Plot Points for Graph]

           Price Appreciation     Total Return
           ------------------     ------------
Dec-95                  0.00%            0.00%
Jan-96                  8.21%            8.21%
Feb-96                -20.15%            9.70%
Mar-96                 10.45%           10.45%
Apr-96                 14.93%           14.93%
May-96                 16.42%           17.59%
Jun-96                 14.18%           15.33%
Jul-96                  6.72%            7.79%
Aug-96                  9.70%           10.81%
Sep-96                 14.18%           15.33%
Oct-96                 11.19%           12.32%
Nov-96                  2.99%           18.04%
Dec-96                  0.75%           15.48%
----------------------------------------------
Jan-97                  5.97%           21.47%
Feb-97                  5.97%           21.47%
Mar-97                  6.72%           22.32%
Apr-97                  7.46%           23.18%
May-97                 10.45%           27.93%
Jun-97                 17.91%           36.58%
Jul-97                 23.88%           43.49%
Aug-97                 18.66%           37.44%
Sep-97                 24.63%           44.36%
Oct-97                 19.78%           38.74%
Nov-97                  7.84%           43.06%
Dec-97                  8.96%           44.54%
----------------------------------------------
Jan-98                  8.96%           44.54%
Feb-98                 14.21%           52.96%
Mar-98                 11.94%           64.20%
Apr-98                 10.45%           62.01%
May-98                 11.19%           63.11%
Jun-98                  9.33%           60.37%
Jul-98                  9.70%           60.92%
Aug-98                 -1.12%           45.04%
Sep-98                 -2.61%           42.86%
Oct-98                  2.24%           49.97%
Nov-98                 -4.85%           55.62%
Dec-98                 -8.58%           49.53%



BKF Per Share Distribution Summary
Through December 31, 1998

[Bar Graph Appears Here]

[Plot Points for Graph]

             Dividends    LT Gains    Total                   Payout %     Avg NAV
             ---------    --------    -----                   --------     -------
1989              0.74        2.70     3.44     1989           12.84%       26.80
1990              0.70        1.25     1.95     1990            8.25%       23.57
1991              0.58        1.15     1.73     1991            8.44%       20.43
1992              0.39        1.42     1.81     1992            8.38%       21.60
1993              0.48        1.76     2.24     1993           12.51%       17.90
1994              0.35        1.46     1.81     1994            9.04%       20.03
1995              0.35        1.20     1.55     1995            8.03%       19.30
1996              0.78        1.78     2.56     1996           12.36%       20.71
1997              0.54        2.23     2.77     1997           12.16%       22.78
1998              0.52        3.25     3.77     1998           17.49%       21.55

10-Yr Avg         0.54        1.82     2.36     10-Yr Avg      10.95%       21.47


                             Baker, Fentress & Company Annual Report 1998     13

Statement of Assets and Liabilities

                                                                            December 31, 1998
                                                                            ------------------
Assets
            Investments, at Value:
            Portfolio securities:
                Unaffiliated issuers (cost $357,239,468)..................       $450,717,807
                Controlled affiliates (cost $137,176,517).................        198,663,895
                Non-controlled affiliates (cost $1,860,996)...............         57,940,221
            Money market securities (cost $24,980,556)....................         24,980,556
                                                                                 ------------
                    Total Investments (cost $521,257,537).................        732,302,479
            Cash and Cash Equivalents.....................................         42,350,502
            Receivable for Securities Sold................................          1,100,292
            Dividends and Interest Receivable.............................            811,370
            Other Assets..................................................            680,022
                                                                                 ------------
                    Total Assets..........................................        777,244,665
                                                                                 ------------
Liabilities
            Bank Borrowing................................................          5,000,000
            Payable to Affiliate for Investment Management Fee............            127,000
            Accounts Payable and Accrued Liabilities......................            795,441
                                                                                 ------------
                    Total Liabilities.....................................          5,922,441
                                                                                 ------------
Net Assets................................................................       $771,322,224
                                                                                 ============
Analysis of Net Assets
            Common Stock, $1 par value, authorized  60,000,000 shares;
                issued and outstanding  39,029,101 shares.................       $ 39,029,101
            Capital Surplus...............................................        463,425,243
            Undistributed Net Realized Gain from Investment Transactions..          9,765,810
            Other Retained Earnings (a)...................................         48,057,128
            Net Unrealized Appreciation of Investments....................        211,044,942
                                                                                 ------------
Net Assets................................................................       $771,322,224
                                                                                 ============
Net Asset Value Per Share.................................................       $      19.76
                                                                                 ============

            -----------------
            (a) Prior to January 1, 1970, operating and other non-portfolio activities were included in other retained earnings.


            See accompanying Notes to Financial Statements

14  Baker, Fentress & Company  Annual Report 1998

Statement of Operations

                                                                   Year Ended
                                                               December 31, 1998
                                                               -----------------
Investment Income:
  Dividends from:
    Unaffiliated issuers...................................      $  8,557,407
    Affiliate..............................................         3,500,000
                                                                 ------------
                                                                   12,057,407
                                                                 ------------
  Interest from:
    Unaffiliated issuers...................................         3,546,104
    Affiliates, net of write-off of interest receivable....         5,223,808
                                                                 ------------
                                                                    8,769,912
                                                                 ------------
      Total Income.........................................        20,827,319
                                                                 ------------
Expenses:
  Investment management fee................................         1,508,711
  Administration and operations............................         1,447,660
  Interest on bank borrowing...............................           339,521
  Investment research......................................           875,113
  Professional fees........................................           369,758
  Directors' fees and expenses.............................           391,499
  Rent.....................................................           341,514
  Reports to shareholders..................................           322,771
  Custodian and transfer agent fees........................           149,206
  Taxes other than income..................................            83,173
  Other....................................................           408,522
                                                                 ------------
    Total Expenses.........................................         6,237,448
                                                                 ------------
        Net Investment Income..............................        14,589,871
                                                                 ------------
Net Realized and Unrealized Gain:
  Net realized gain on sales of investments................        80,093,075
  Change in net unrealized appreciation....................       (20,884,833)
                                                                 ------------
       Net Realized and Unrealized Gain....................        59,208,242
                                                                 ------------
Net Increase in Net Assets Resulting from Operations.......      $ 73,798,113
                                                                 ============

            See accompanying Notes to Financial Statements


                               Baker, Fentress & Company  Annual Report 1998  15

Statements of Cash Flows

                                                                     Year Ended December 31,
                                                                     1998              1997
                                                                 -------------   -------------
Cash Flows from Operating Activities:

   Net increase in net assets resulting from operations........  $  73,798,113   $ 102,538,211
   Adjustments to reconcile net increase in net assets
     resulting from operations to net cash
     provided by operating activities:
     Net realized and unrealized (gain) on investments.........    (59,208,242)    (86,401,673)
     (Increase) decrease in receivable for securities sold.....        911,430      (1,614,159)
     Decrease in deposits for securities sold short............         --          13,697,890
     (Increase) decrease in dividends and interest receivable..      2,383,008      (1,344,935)
     (Increase) decrease in other assets.......................        (69,962)         31,154
     Increase (decrease) in accounts payable and
       accrued liabilities.....................................     (1,260,179)      1,456,807
     Increase (decrease) in payable for investment
       management fee..........................................         (8,000)         15,000
     Increase (decrease) in payable for securities purchased...     (6,502,179)      6,502,179
     Net amortization of discounts.............................       (504,621)       (216,111)
                                                                 -------------   -------------
       Net cash provided by operating activities...............      9,539,368      34,664,363
                                                                 -------------   -------------
Cash Flows from Investing Activities:

   Purchases of portfolio securities and closing
    of short positions.........................................   (421,721,571)   (268,551,573)
   Proceeds from sales of portfolio securities
    and securities sold short..................................    502,011,542     331,001,639
   Proceeds from options written...............................         --             366,138
   Cost of options repurchased.................................         --            (262,721)
   Net realized gain on financial futures transactions.........        324,058           --
   (Purchases) and sales/maturities of money
    market securities, net.....................................      4,767,157      (9,801,287)
                                                                 -------------   -------------
      Net cash provided by investing activities................     85,381,186      52,752,196
                                                                 -------------   -------------
Cash Flows from Financing Activities:

   Repayment of bank borrowing.................................         --         (13,000,000)
   Dividends and capital gain distributions....................    (86,193,112)    (59,967,171)
                                                                 -------------   -------------
       Net cash used in financing activities...................    (86,193,112)    (72,967,171)
                                                                 -------------   -------------
Net Increase in Cash and Cash Equivalents......................      8,727,442      14,449,388

Cash and Cash Equivalents at the
 Beginning of the Year.........................................     33,623,060      19,173,672
                                                                 -------------   -------------
Cash and Cash Equivalents at the End of the Year...............  $  42,350,502   $  33,623,060
                                                                 =============   =============
Supplemental Disclosure of
  Noncash Investing and Financing Activities:

   Capital gain distribution reinvestments.....................  $  52,060,630   $  34,329,668
                                                                 =============   =============

          See accompanying Notes to Financial Statements

16  Baker, Fentress & Company  Annual Report 1998

Statements of Changes in Net Assets


                                                       Year Ended December 31,
                                                       1998              1997
                                                  -------------    ------------
Operations:

 Net investment income..........................  $  14,589,871    $ 16,136,538
 Net realized gain..............................     80,093,075     100,124,026
 Change in net unrealized appreciation..........    (20,884,833)    (13,722,353)
                                                  -------------    ------------
  Net increase in net assets resulting
   from operations..............................     73,798,113     102,538,211
                                                  -------------    ------------
Distributions to Shareholders From:
 Net investment income..........................    (14,347,947)    (15,795,572)
 Net realized gain..............................   (123,905,795)    (78,501,267)
                                                  -------------    ------------
  Total distributions to shareholders...........   (138,253,742)    (94,296,839)
                                                  -------------    ------------
    Net increase (decrease) in net assets from
     operations after distributions.............    (64,455,629)      8,241,372
                                                  -------------    ------------
Capital Share Transactions-Net Increase..........     52,060,630      34,329,668
                                                  -------------    ------------
Total Increase (Decrease) in Net Assets.........    (12,394,999)     42,571,040
Net Assets at the Beginning of the Year.........    783,717,223     741,146,183
                                                  -------------    ------------
Net Assets at the End of the Year...............  $ 771,322,224    $783,717,223
                                                  =============    ============

            See accompanying Notes to Financial Statements

                               Baker, Fentress & Company  Annual Report 1998  17

                      Statement of Investments

December 31, 1998

                                                SHARES     VALUE
                                                -------  -----------
INVESTMENTS IN UNAFFILIATED ISSUERS-58.44%
 COMMON STOCK  --  52.51%
  Basic Materials -- 2.22%
   E.I. du Pont de Nemours and Company........   90,000  $ 4,775,670
   Getchell Gold Corporation (b)..............   26,900      733,025
   Monsanto Company...........................  244,300   11,604,250
                                                         -----------
                                                          17,112,945
                                                         -----------
  Capital Goods -- 6.14%
   The Boeing Company.........................   96,436    3,146,225
   Cable Design Technologies Corporation (b)..   34,240      633,440
   General Electric Company...................   80,000    8,160,000
   Lockheed Martin Corporation................   73,500    6,229,125
   Owens-Illinois, Inc. (b)...................  280,000    8,575,000
   Sundstrand Corporation.....................  179,695    9,321,678
   United Technologies Corporation............  103,700   11,277,375
                                                         -----------
                                                          47,342,843
                                                         -----------
  Communication Services -- 1.85%
   Bell Atlantic Corporation..................  191,000   10,314,000
   Loral Space & Communications Ltd. (b)......  225,775    4,021,730
                                                         -----------
                                                          14,335,730
                                                         -----------
  Consumer Cyclical -- 6.90%
   The Black & Decker Corporation.............  172,900    9,693,293
   J.C. Penney Company, Inc...................   97,700    4,579,687
   TRW Inc....................................  223,500   12,529,969
   Tribune Company............................  400,100   26,406,600
                                                         -----------
                                                          53,209,549
                                                         -----------
  Consumer Staples -- 5.76%
   Chancellor Media Corporation (b)...........  221,800   10,618,675
   Fox Entertainment Group, Inc. (b)..........   87,800    2,205,536
   MediaOne Group, Inc. (b)...................  353,000   16,591,000
   Nabisco Holdings Corp......................  146,500    6,079,750
   PepsiCo, Inc...............................   35,100    1,434,713
   Ralston Purina Company.....................  231,600    7,440,150
                                                         -----------
                                                          44,369,824
                                                         -----------
  Energy -- 3.16%
   Amerada Hess Corporation...................   66,100    3,288,475
   Conoco Inc. (b)............................  200,200    4,154,150
   Sempra Energy..............................  551,343   13,990,329
   Unocal Corporation.........................   99,900    2,915,881
                                                         -----------
                                                          24,348,835
                                                         -----------


See accompanying Notes to Statement of Investments

18  Baker, Fentress & Company  Annual Report 1998

Statement of Investments


December 31, 1998

                                                             Shares      Value
                                                            --------  -----------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
 Financials -- 10.11%
  Ace Ltd..................................................  166,500  $ 5,733,927
  Aetna Inc................................................   68,600    5,393,675
  BankAmerica Corporation..................................   60,987    3,666,843
  The Bank of New York Company, Inc........................  299,600   12,058,900
  W.R. Berkley Corporation.................................   22,000      749,386
  The CIT Group, Class A...................................   10,000      318,130
  CRIIMI MAE Inc...........................................  278,700      975,450
  EXEL Limited, Class A....................................  124,916    9,368,696
  Fairfax Financial Holdings Ltd. (Stock Purchase Rights)..   78,000       30,716
  First Investors Financial Services Group, Inc. (b).......  292,600    1,444,859
  Heller Financial, Inc....................................   30,000      873,750
  Indymac Mortgage.........................................   75,500      797,507
  Mellon Bank Corporation..................................    5,300      364,375
  NAC Re Corp..............................................   24,000    1,126,512
  Northern Trust Corporation...............................   41,800    3,649,683
  Partner Re Ltd...........................................  117,800    5,389,350
  Pxre Corporation.........................................   29,000      726,827
  Risk Capital Holdings, Inc. (b)..........................   24,200      526,350
  Scottish Annuity & Life Holdings, Ltd. (b)...............   78,450    1,078,688
  Security Capital U.S. Realty (b).........................  983,528    9,736,923
  Superior National Insurance Group, Inc. (b)..............   36,800      738,318
  TIG Holdings, Inc........................................   95,050    1,479,263
  Terra Nova Holdings Ltd., Class A........................   24,800      626,200
  Tokio Marine and Fire Insurance Company, Limited (ADR)...  125,000    7,593,750
  Travelers Property Casualty Corp.........................   19,000      589,000
  UICI (b).................................................   77,600    1,901,200
  Vail Banks, Inc. (b).....................................   26,000      316,888
  Vesta Insurance Group, Inc...............................  121,000      726,000
                                                                      -----------
                                                                       77,981,166
                                                                      -----------
 Health Care -- 3.07%
  Eli Lilly and Company....................................  101,500    9,020,812
  Genentech, Inc. (b)......................................   97,500    7,769,580
  Paracelsus Healthcare Coporation (b)(c)(e)...............  535,443      669,304
  Pfizer Inc...............................................   50,000    6,250,000
                                                                      -----------
                                                                       23,709,696
                                                                      -----------

            See accompanying Notes to Statement of Investments

                               Baker, Fentress & Company  Annual Report 1998  19

Statement of Investments

December 31, 1998

                                                                    SHARES, CONTRACTS, OR
                                                                      PRINCIPAL AMOUNT               VALUE
                                                                    ---------------------         ------------
INVESTMENTS IN UNAFFILIATED ISSUERS (CONTINUED)
  Technology -- 6.74%
   First Data Corporation............................................            227,700          $  7,257,938
   International Business Machines Corporation.......................             81,900            15,100,312
   Koninklijke Philips Electronics N.V...............................            152,000            10,288,576
   Texas Instruments Incorporated....................................            226,200            19,368,375
                                                                                                  ------------
                                                                                                    52,015,201
                                                                                                  ------------
  Utilities -- 6.56%
   Duke Energy Corporation...........................................            152,440             9,765,764
   KeySpan Energy Corporation........................................            563,620            17,472,220
   Potomac Electric Power Company....................................            455,100            11,975,046
   The Williams Companies, Inc.......................................            363,900            11,349,313
                                                                                                  ------------
                                                                                                    50,562,343
                                                                                                  ------------
     Total common stock (Cost $313,257,238)..........................                              404,988,132
                                                                                                  ------------
 Preferred Stock -- 3.22%
   Loral Space & Communications Ltd..................................             63,100             3,336,097
   The News Corporation Limited......................................            308,000             7,603,904
   Owens-Illinois, Inc., 4.75%.......................................            148,500             6,311,250
   Sealed Air Corporation, $2.00 Series A............................            145,750             7,560,781
                                                                                                  ------------
     Total preferred stock (Cost $21,971,364)........................                               24,812,032
                                                                                                  ------------
 Convertible Bonds -- 1.83%
   Hewlett-Packard Company, Zero Coupon Bond
    due 10/14/2017 (f)...............................................         22,785,000            12,502,130
   Hewlett-Packard Company, Zero Coupon Bond
    due 10/14/2017...................................................          3,000,000             1,646,100
                                                                                                  ------------
     Total convertible bonds (Cost $14,251,713)......................                               14,148,230
                                                                                                  ------------
 Purchased Put Options -- 0.16%
                                                       Expiration Date/
                                                         Strike Price
                                                       ---------------
   S&P 500 Index.....................................    Feb 99/1125                 800             1,200,000
                                                                                                  ------------
     Total purchased put options (Cost $2,557,400)...................                                1,200,000
                                                                                                  ------------
Limited Partnerships -- 0.72%
   Golder, Thoma, Cressey Fund II Limited Partnership (c)(d).........                                  352,138
   Penta Japan Domestic Partners, L.P................................                                5,189,251
   Phillips-Smith Specialty Retail Group Limited Partnership (c)(d)..                                   28,024
                                                                                                  ------------
      Total limited partnerships (Cost $5,201,753)...................                                5,569,413
                                                                                                  ------------
   Total investments in unaffiliated issuers (Cost $357,239,468).....                              450,717,807
                                                                                                  ------------


See accompanying Notes to Statement of Investments

20  Baker, Fentress & Company  Annual Report 1998

Statement of Investments

December 31, 1998

                                                                                                Shares or
                                                                                             Principal Amount      Value
                                                                                             ----------------   ------------
INVESTMENTS IN CONTROLLED AFFILIATES--25.75%
 WHOLLY-OWNED SUBSIDIARY--15.23%
  Levin Management Co., Inc.--investment management
   Common Stock (b)(c)(d)...............................................................                1,000   $ 52,500,000
   9.75% Notes due 06/28/1999 (c)(d)....................................................          $65,000,000     65,000,000
                                                                                                                ------------
    Total wholly-owned subsidiary (Cost $120,645,890)...................................                         117,500,000
                                                                                                                ------------
 Publicly Traded--9.15%
  Consolidated-Tomoka Land Co., Common Stock
   (majority-owned)--development of Florida real estate;
   production and sale of citrus fruit (Cost $5,030,627)................................            5,000,000     70,625,000
                                                                                                                ------------
 Other--1.37%
  DuroLite International, Inc.--manufacturer and distributor of specialized lighting products
   Convertible Preferred Stock (b)(c)(d)................................................                2,500      1,667,250
   12% Subordinated Note due 11/03/2004 (c)(d)..........................................          $ 8,000,000      7,872,750
  DuroLite Europe Holdings, Inc.--subsidiary of DuroLite
   International, Inc.
   20% Promissory Note due 08/20/1999 (c)(d)............................................          $   498,895        498,895
   Stock Purchase Warrant expiring 08/20/2008 (b)(c)(d).................................                    1             --
  E-Sales, Inc.--diversified environmental services
   marketing organization
   Convertible Preferred Stock (b)(c)(d)................................................              500,000        500,000
                                                                                                                ------------
    Total other (Cost $11,500,000)......................................................                          10,538,895
                                                                                                                ------------
  Total investments in controlled affiliates (Cost $137,176,517)........................                         198,663,895
                                                                                                                ------------
INVESTMENTS IN NON-CONTROLLED AFFILIATES--7.51%
 Publicly Traded
  Citadel Communications Corporation--radio broadcasting
   Common Stock (b)(c)..................................................................            2,239,236     57,940,221
                                                                                                                ------------
  Total investments in non-controlled affiliates (Cost $1,860,996)......................                          57,940,221

MONEY MARKET SECURITIES--3.24%                                                                                  ------------
  U.S. Treasury bills--4.074% due 01/07/1999............................................          $25,000,000     24,980,556
                                                                                                                ------------
  Total investments in money market securities (Cost $24,980,556).......................                          24,980,556
                                                                                                                ------------
  Total Investments--94.94% (Cost $521,257,537).........................................                         732,302,479

  Cash and Other Assets, Less Liabilities--5.06%........................................                          39,019,745
                                                                                                                ------------
  NET ASSETS--100.00%...................................................................                        $771,322,224
                                                                                                                ============

                               Baker, Fentress & Company  Annual Report 1998  21

Notes to Statement of Investments


      ----------------------
      (a) Based on the cost of investments of $472,598,733, for federal income tax purposes at December 31, 1998, net unrealized appreciation was $259,703,745, which consisted of gross unrealized appreciation of $271,716,231 and gross unrealized depreciation of $12,012,486.

      (b) Non-income producing security.

      (c) The following securities are subject to legal or contractual restrictions on sale. They are valued at cost on the dates of acquisition and at a fair value determined in good faith by the board of directors of the Company as of December 31, 1998, based upon all factors deemed relevant by the board. The quantitative and qualitative factors considered by the board of directors may include, but are not limited to, type of securities, nature of business, marketability, restrictions on disposition, market price of unrestricted securities of the same issue (if any), comparative valuation of securities of publicly-traded companies in the same or similar industries, valuation of recent mergers and acquisitions of similar companies, current financial condition and operating results, sales and earnings growth, operating revenues, competitive conditions, and current and prospective conditions in the overall stock market.

          The values determined by the board of directors may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the statement of investments may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant.

          The aggregate value of restricted securities was $187,028,582, or 24.2% of net assets, at December 31, 1998, which includes $57,940,221 of securities that may be sold under Rule 144.

                                                                                                  No. of Shares or
Security Description                                              Date(s) of Acquisition          Principal Amount          Cost
-------------------------------------------------------       -----------------------------       ----------------       -----------
Citadel Communications Corporation
  Common Stock.........................................                May 1993                      2,239,236           $ 1,860,996

DuroLite International, Inc.
  Convertible Preferred Stock..........................              November 1995                       2,500             2,627,250
  12% Subordinated Note due 11/03/2004.................              November 1995                 $ 8,000,000             7,872,750

DuroLite Europe Holdings, Inc.
  20% Promissory Note due 08/20/1999...................               August 1998                  $   498,895               498,895
  Stock Purchase Warrant Expiring 08/20/2008...........               August 1998                            1                 1,105

E-Sales, Inc.
  Convertible Preferred Stock..........................               June 1998                        500,000               500,000

Golder, Thoma, Cressey Fund II Limited Partnership.....        June 1984-December 1988                                       140,551

Levin Management Co., Inc.
  Common Stock.........................................               June 1996                          1,000            55,645,890
  10.25% Notes due 06/28/1999..........................               June 1996                    $65,000,000            65,000,000

Paracelsus Healthcare Corporation
  Common Stock.........................................        December 1993-May 1996                  535,443             4,068,985

Phillips-Smith Specialty Retail Group Limited
  Partnership..........................................       March 1987-September 1987                                       61,201


(d) There were no unrestricted securities of the same issue outstanding on December 31, 1998 or the dates of acquisition.

(e) Represents 80% of the current market price of unrestricted common stock of Paracelsus Healthcare Corporation.

(f) Security exempt from registration requirements under Rule 144A of the Securities Act of 1933 which permits resale of eligible securities issued in private placements and other transactions to "Qualified Institutional Investors."

22  Baker, Fentress & Company  Annual Report 1998

Notes to Statement of Investments

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

The Company is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Company invests primarily for capital appreciation and for income consistent with capital preservation.

Investment valuation

Investments are stated at "value." Securities traded on securities exchanges or on the Nasdaq National Market are valued at the last reported sales prices on the day of valuation; listed and Nasdaq securities for which no sales were reported on that day and other securities traded in the over-the-counter market are valued at the mean of closing bid and asked prices on that day. Money market securities are valued at amortized cost, which approximates market value. Options traded on an exchange are valued using the last sale price on the day of valuation or, if the last sale price falls outside the range of the bid and asked prices, at the bid or asked price in the case of long options and short options, respectively. Restricted securities and other securities for which prices are not readily available, or for which market quotations are considered not to reflect fair value, are valued at a fair value as determined by the board of directors, as explained in Note (c) in the Notes to Statement of Investments. The values determined by the board of directors, including the values of the Company's investments in Consolidated-Tomoka Land Co. (CTO) and Levin Management Co., Inc. (Levco), discussed below, may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the fair values included in the Company's financial statements may differ from the values that would have been used had a ready market existed for these securities, and such differences could be significant.

     The Company may be considered to be a "controlling person" of CTO and Levco within the meaning of the Securities Act of 1933. A public distribution of shares of these companies would require registration under the Securities Act. The shares of CTO are valued by the board of directors at the closing price as reported by the American Stock Exchange on the day of valuation. The shares of Levco are not publicly traded and are valued at a fair value as determined by the board of directors.

Investment transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis.

Investment income

The Company records dividends on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premium and discount. Such income is classified based on the affiliation status of the issuer as of the date of the financial statements.

Cash equivalents

Cash equivalents includes cash balances at its custodian bank in an interest-bearing demand deposit account and other short-term investments.

Federal income taxes, dividends, and
distributions to shareholders

In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, the Company intends to distribute substantially all of its taxable net investment income (including net realized short-term capital gain, if any) within the time limits prescribed by the Internal Revenue Code. Accordingly, no provision has been made for federal income or excise tax on such income.

     Dividends and distributions payable to shareholders are recorded by the Company on the ex-dividend date.

Use of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.


                               Baker, Fentress & Company  Annual Report 1998  23

NOTE 2. CAPITAL STOCK
Transactions in capital stock for 1998 and 1997 were as follows:

                                                        Shares                  Amount
                                                 --------------------  ------------------------
                                                    1998       1997        1998         1997
                                                 ---------  ---------  -----------  -----------
Reinvestment of
  capital gain
  distributions................................  3,046,020  1,940,900  $ 3,046,020  $ 1,940,900
Increase in
  capital surplus..............................                         49,014,610   32,388,768
                                                                       -----------  -----------
  Net increase.................................                        $52,060,630  $34,329,668
                                                                       -----------  -----------

  The Company may purchase shares of its own stock in open market or private transactions from time to time and at such prices and amounts as management may deem advisable. Since such purchases are made at prices below net asset value, they increase the net asset value per share of the remaining shares outstanding. The Company made no such purchases during 1998 or 1997.

NOTE 3. EXPENSES
Aggregate compensation paid or accrued during the year ended December 31, 1998 to officers of the Company amounted to $880,750. Fees of $337,000, excluding expenses, were incurred during 1998 for directors who were not officers of the Company.

NOTE 4. FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS
In December of each year, the Company distributes to its shareholders all or a portion of its net long-term capital gain realized during the year. The capital gain distribution is paid in additional shares of the Company's stock, or in cash if so elected by individual shareholders.

  In 1998, the Company made a long-term capital gain distribution of $3.25 per share. Approximately 76.0% of the $0.52 per share of ordinary income dividends paid during 1998 qualified for the corporate dividends received deduction, and 7.2% represented income earned on U.S. government obligations.

NOTE 5. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold during 1998, excluding options written and money market investments, aggregated $391,702,516 and $471,280,917, respectively.

NOTE 6. RETIREMENT PLANS AND
POST-RETIREMENT HEALTH CARE BENEFITS
The Company maintains a non-contributory money purchase pension plan covering all employees. Company contributions are based on compensation. Total plan contributions for 1998 were $140,030.

  The Company also provides certain health care benefits for retired employees. All of the Company's employees become eligible for these benefits upon retirement and the coverage is provided on a contributory basis. These benefits are subject to deductible and co-payment provisions, medicare supplements and other limitations. The net expense for post-retirement health care benefits for 1998 was $75,270.

NOTE 7. BANK BORROWING AND LINE OF CREDIT
On June 24, 1996, the Company entered into a $40 million revolving credit agreement with The Northern Trust Company. The facility expires on June 24, 1999. Borrowings outstanding bear interest at the London Interbank Offered Rate (LIBOR) plus 0.35%. The commitment fee associated with the unused portion of the revolving credit agreement is 0.08% per annum.

  The amount outstanding at December 31, 1998 was $5.0 million. The interest rate is reset periodically under the revolving credit facility and the fair value of the debt at December 31, 1998 approximates its carrying value. The maximum borrowing and the average daily borrowing balances during the period for which borrowings were outstanding were $5.0 million and $5.0 million, respectively. The interest rate at December 31, 1998 and the weighted average interest rate during 1998 were 6.1% and 6.2%, respectively.

24  Baker, Fentress & Company  Annual Report 1998

NOTE 8. AGREEMENTS AND TRANSACTIONS
WITH AFFILIATES

The Company has an investment advisory contract with John A. Levin & Co., Inc., a wholly-owned subsidiary of Levin Management Co., Inc., and an indirect wholly-owned subsidiary of the Company, which provides for payment of a fee at an annual rate of 0.30%, based on the value of the assets under management which was $504,511,948 at December 31, 1998. For the year ended December 31, 1998, the Company incurred management fees of $1,508,711.

  The Company's investments, other than the public portfolio, are managed by the Company's officers under the supervision of its board of directors.

  A summary of transactions with affiliated companies during the year ended December 31, 1998 follows:

                                  Purchases      Realized
                                   (Sales)      Gain (Loss)     Income
                                 -----------   ------------   -----------
Consolidated-Tomoka
  Land Co......................  $        --   $         --   $ 3,500,000
DuroLite International
  Note.........................           --             --       960,000
DuroLite Europe Holdings
  Note.........................      498,895             --        36,745
  Warrant......................        1,105             --            --
Levin Management Co., Inc.
  Common stock.................           --             --            --
  Notes due 6/28/1999..........           --             --     6,391,666
TBN Holdings
  Note.........................   (8,000,000)    (7,999,999)   (2,164,603)
  Convertible Preferred........   (3,239,000)    (3,238,999)           --
  Warrants.....................      (11,000)       (10,999)           --
E-Sales, Inc.
  Convertible Preferred........      500,000             --            --
                                 -----------   ------------   -----------
                                 $10,250,000   $(11,249,997)  $ 8,723,808
                                 -----------   ------------   -----------

NOTE 9. YEAR 2000 (Unaudited)

The Company could be adversely affected if the computer systems used by the Company and its service providers, including John A. Levin & Co., Inc., do not properly process and calculate date-related information relating to the Year 2000. The Company is taking steps that it believes are reasonably designed to address the Year 2000 problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Company's other major service providers. The Company does not expect to incur any significant costs in order to address the Year 2000 problem. However, at this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company. In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on the Companies whose securities are held by the company or on global markets or economies generally.

                               Baker, Fentress & Company  Annual Report 1998  25

Financial Highlights

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for each year in the five-year period ended December 31, 1998.

                                                                  1998         1997         1996           1995           1994
                                                                --------     --------     --------       --------       --------
Per Share Operating Performance
Net asset value, beginning of year...........................   $  21.78     $  21.77     $  21.75       $  17.47       $  20.42
                                                                --------     --------     --------       --------       --------
     Net investment income...................................       0.53         0.72         0.37           0.35           0.35
     Net realized gain (loss) and net change in
        unrealized appreciation..............................       1.50         2.26         3.31           5.67          (1.36)
                                                                --------     --------     --------       --------       --------
Total investment operations..................................       2.03         2.98         3.68           6.02          (1.01)
Less distributions:
     Dividends from net investment income....................      (0.52)       (0.54)       (0.78)         (0.35)         (0.35)
     Distribution from net realized gain.....................      (3.25)       (2.23)       (1.78)         (1.20)         (1.46)
                                                                --------     --------     --------       --------       --------
Total distributions..........................................      (3.77)       (2.77)       (2.56)         (1.55)         (1.81)
                                                                --------     --------     --------       --------       --------
Dilution (a) resulting from:
     Shares issued in acquisition of
         Levin Management Co., Inc...........................         --           --        (0.90)            --             --
     Reinvestment of capital gain distribution...............      (0.28)       (0.20)       (0.20)         (0.19)         (0.13)
                                                                --------     --------     --------       --------       --------
Total dilution...............................................      (0.28)       (0.20)       (1.10)         (0.19)         (0.13)
                                                                --------     --------     --------       --------       --------
Net asset value, end of year.................................   $  19.76     $  21.78     $  21.77       $  21.75       $  17.47
                                                                ========     ========     ========       ========       ========
Per share market price, end of year..........................   $ 15.313     $  18.25     $ 16.875       $  16.75       $  13.75

Total Investment Return-
   Shareholder Return........................................       3.45%       25.17%       15.48%         33.20%         (7.51)%

Ratios to Average Net Assets
     Expenses................................................        .80%         .87%         .90%(b)        .78%           .75%
     Expenses before interest expense........................        .76%         .74%         .77%           .78%           .75%
     Net investment income...................................       1.87%        2.07%        1.53%          1.79%          1.38%

Supplemental Data
     Net assets, end of year (000's omitted).................    771,322      783,717      741,146        599,182        461,931
     Portfolio turnover......................................      53.72%       33.72%       59.78%         35.89%         41.63%
     Shares outstanding, end of year
        (000's omitted)......................................     39,029       35,983       34,042         27,544         26,442

(a) Effect of the Company's issuance of shares at a price below net asset value.

(b)  The expense ratio before severance-related expenses was .82% for 1996.


Special Meeting of Shareholders

   1. A proposal to approve the Baker, Fentress & Company 1998 Incentive Compensation Plan was approved with 8,239,905 votes in favor, 1,171,285 votes against, and 19,200 votes abstaining.

   2. A proposal to amend the Company's fundamental investment restriction with respect to making loans was approved with 8,139,712 votes in favor, 1,212,035 votes against, and 78,644 votes abstaining.

   3. A proposal to approve a revised Portfolio Management Agreement between the Company and John A. Levin & Co., Inc. was approved with 8,210,206 votes in favor, 1,115,534 votes against, and 104,651 votes abstaining.


26  Baker, Fentress & Company  Annual Report 1998

Report of Independent Auditors

To the Board of Directors and Shareholders of BAKER, FENTRESS & COMPANY:

   We have audited the accompanying statement of assets and liabilities of Baker, Fentress & Company, including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of cash flows and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Baker, Fentress & Company at December 31, 1998, the results of its operations for the year then ended, its cash flows and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



Chicago, Illinois
January 29, 1999
                                       /s/ERNST & YOUNG LLP
                               Baker, Fentress & Company  Annual Report 1998  27

General and Historical Information

DISTRIBUTION POLICY

Beginning in 1987, the board of directors adopted a policy of distributing to shareholders during each calendar year an amount (in a combination of ordinary income dividends and capital gain distributions) equal to at least 8% of the month-end average net asset value for the 12 months ended October 31 of that year.
   Although this distribution policy is based on a percentage of net asset value, Baker Fentress shares have traded at market prices less than net asset values. The annual distribution as a percentage of market price will exceed 8% so long as the market price is at a discount from net asset value.
   Unless specifically amended by the board of directors, this policy will apply to future years' total distributions. Decisions to realize capital gain will be based primarily on investment considerations rather than distribution requirements.

REINVESTMENT AND CASH PURCHASE PLAN

Baker Fentress has two reinvestment plans which provide shareholders convenient and economical ways of increasing their holdings of the Company's shares.
   Dividend reinvestment and cash purchase plan.
The Company's dividend reinvestment and cash purchase plan allows shareholders to elect to reinvest cash dividends (consisting of distributions of net investment income and net realized short-term capital gain, if any) on all or a portion of their Company shares. Reinvested dividends are subject to income tax to the same extent as if received in cash.
   The plan includes a voluntary cash purchase feature that permits shareholders to purchase additional shares on a monthly basis. Each voluntary cash purchase must be at least $100 and not more than $10,000.
   The Company delivers dividends payable to participating shareholders, in cash, to Harris Trust and Savings Bank (the "Bank"), as agent for participants in the plan. The Bank then uses that money to purchase shares for dividend reinvestment and for voluntary cash purchases in market transactions. The number of whole and fractional shares allocated to each participant's account is determined by dividing the dividend payable to the participant by the average purchase price per share, including brokerage commissions, paid by the Bank.
   There are no service charges to shareholders to participate in the plan and all costs of administration are paid by the Company. A shareholder pays only a proportionate share of the brokerage commissions paid by the Bank.
   All shareholders are eligible to participate in the plan, including those whose shares are held through a broker or other nominee. However, some brokers and nominees may not permit a shareholder to participate in the plan without first transferring the shareholder's Company shares into the shareholder's name.
   A shareholder may terminate participation in the plan by writing to the Bank. On termination, a shareholder may receive a certificate for the whole shares held in the shareholder's plan account, with a check for the value of fractional shares. Alternatively, a shareholder may request that the Bank sell the shares and send the shareholder a check for the proceeds, less any brokerage commission.
   A complete description of the plan and an authorization card to enroll may be obtained from the Bank, at the address below:
   Baker, Fentress & Company
   Dividend Reinvestment Plan
   c/o Harris Trust and Savings Bank
   Dividend Reinvestment
   P.O. Box A3309
   Chicago, Illinois 60690
   1-800-394-5187

   Capital gain reinvestment plan. The Company customarily distributes any net realized long-term capital gain to shareholders at least annually, in the form of additional Company shares (with cash paid for fractional shares). Those shares are newly-issued or treasury shares, and are priced at the then current market price without commissions.
   At the time of each capital gain distribution, shareholders have the opportunity to elect to receive the distribution entirely in cash, or partly in cash and partly in shares. Such an election is made by returning to the Company a card that is sent to all shareholders for that purpose. A shareholder need not join this plan in advance, nor do anything until the shareholder receives a notice from the Company of a declaration of a capital gain distribution.
   There is no cost to the shareholder of reinvesting a capital gain distribution in additional Company shares. A reinvested distribution is subject to tax to the same extent as if received in cash.


28  Baker, Fentress & Company  Annual Report 1998

BOARD OF DIRECTORS

                              Business Affiliations
                              ---------------------

Frederick S. Addy      Retired; former executive vice president,
                       chief financial officer and director of
                       Amoco Corporation

Bob D. Allen           President and chief executive officer of
                       Consolidated-Tomoka Land Co.

Jessica M. Bibliowicz  President and chief operating officer of
                       John A. Levin & Co., Inc. and Levin
                       Management Co., Inc.

Eugene V. Fife         President, chief executive officer and
                       co-chairman of Multimedia Medical Systems;
                       limited partner of Goldman, Sachs & Co.

J. Barton Goodwin*     Managing director of BCI Advisors, Inc.

James P. Gorter*       Chairman of the board of Baker, Fentress &
                       Company; limited partner of Goldman,
                       Sachs & Co.

David D. Grumhaus*     President of Casey Travel Corporation

Jeffrey A. Kigner      Co-chairman and chief investment officer
                       of John A. Levin & Co., Inc. and Levin
                       Management Co., Inc.

John A. Levin*         President and chief executive officer of Baker,
                       Fentress & Company and chairman and chief
                       executive officer of John A. Levin & Co., Inc.
                       and Levin Management Co., Inc.

Burton G. Malkiel      Professor of Economics, Princeton University

David D. Peterson      Retired; former president and chief executive
                       officer of Baker, Fentress & Company; chairman
                       of Consolidated-Tomoka Land Co.

William H. Springer    Retired; former vice chairman of
                       Ameritech Corp.

Dean J. Takahashi      Senior director of endowment management,
                       Yale University

*Member of the Executive Committee

OFFICERS


James P. Gorter        Chairman of the Board

John A. Levin          President and Chief Executive Officer

James P. Koeneman      Executive Vice President and Secretary

Scott E. Smith         Executive Vice President

Julie A. Heironimus    Treasurer and Assistant Secretary

Corporate Data

Transfer and Dividend
Disbursing Agent
Harris Trust and Savings Bank
Shareholder Communications Team
P.O. Box A3504
Chicago, Illinois 60690-3504
1-800-394-5187 or 312-360-5198

Custodian
UMB Bank, N.A.

Legal Counsel
Bell, Boyd & Lloyd

Independent Auditors
Ernst & Young LLP

Net Asset Value Information
The Company's net asset value
is listed each week in Monday's
edition of The Wall Street Journal,
in other major metropolitan
newspapers, and in Barron's.

Daily net asset value
information can be obtained
by calling 1-800-BKF-1891 and selecting option 1.

Address of Company
200 West Madison Street
Suite 3510
Chicago, Illinois 60606
312-236-9190 or 1-800-BKF-1891

Web Site:
www.bakerfentress.com



[RECYCLED LOGO APPEARS HERE]

As a company with historical ties to the lumber industry, Baker Fentress recognizes the importance of preserving our precious natural resources. The Company's 1998 Annual Report is printed on recycled paper. We encourage recycling and use of recycled products.

                            [ARTWORK APPEARS HERE]



                           Baker, Fentress & Company
                               Established 1891
                      SUITE 3510, 200 WEST MADISON STREET
                            CHICAGO, ILLINOIS 60606
                      (312) 236-9190  FAX (312) 236-6772